UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) May 9, 2014

HUB GROUP, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

3050 Highland Parkway, Suite 100
Downers Grove, Illinois 60515
(Address, including zip code, of principal executive offices)

(630) 271-3600
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The 2014 Annual Meeting of Stockholders of Hub Group, Inc. was held on May 9, 2014.  All six of the directors were re-elected with the following votes: David P. Yeager: 85,709,009 for, 1,068,572 votes withheld and no abstentions; Mark A. Yeager: 85,545,281 for, 1,232,300 votes withheld and no abstentions; Gary D. Eppen: 81,489,781 for, 5,287,800 votes withheld and no abstentions; Charles R. Reaves: 84,801,059 for, 1,976,522 votes withheld and no abstentions; Martin P. Slark: 85,287,753 for, 1,489,828 votes withheld and no abstentions; Jonathan P. Ward: 85,573,645 for, 1,203,936 votes withheld and no abstentions.

The advisory vote on executive compensation had the following results: 86,086,741 for, 670,406 against and 20,434 abstentions.

There were no broker non-votes as to any of the foregoing matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: May 12, 2014	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
Title: Executive Vice President, Chief Financial Officer
and Treasurer